Convertible note	12 Months Ended
Dec. 31, 2011
Convertible note

21 Convertible note

On April 28, 2009, a Subscription Agreement was entered into by and among the Company; China Green Industry Group Ltd. and China Green Holdings Ltd. (CGHL), wholly-owned subsidiaries of the Company; and CMTF. Pursuant to the Subscription Agreement, CGHL issued to the CMTF a convertible note with principal amount of US$10,000 with a three-year maturity, with at an interest rate equal to Hong Kong Prime Rate. The convertible note was, at the CMTF’s option, either (a) convertible into the outstanding ordinary shares of the CGHL, or (b) exchangeable for shares of the Company’s common stock. The transaction was closed on May 12, 2009.

In November 2009, CMTF exchanged the entire principal amount of the convertible note for 3,322,260 shares of the Company’s common stock. The Company followed the guidance under ASC 815 to bifurcate the conversion option from the host contract at the inception date and such option was remeasured at fair value with such fair value being reflected in current earnings through the conversion date. The debt host, including the related discount resulting from the bifurcation of the conversion option had been accreted to the redemption value of convertible note over the life of the convertible note. The loss on extinguishment, which represents the difference between the sum of the recorded amounts for the debt host and the conversion option and the fair value of the shares issued at the conversion date, was recorded in the consolidated statements of operation. For the year ended December 31, 2009, the accretion interest of Rmb5,760, fair value change of derivative of Rmb5,040 and the loss on extinguishment of Rmb3,434 was also recorded in the consolidated statements of operation.